AMENDED AND RESTATED OPTION AGREEMENT

THIS AGREEMENT dated effective the 20 day of JULY, 2011

BETWEEN:

SIERRA MINERAL MANAGEMENT INC., doing business as Red Mountain Mining, a Nevada corporation having a mailing address at PO Box 520, Clarkdale, AZ 86324

(the "Optionor")

OF THE FIRST PART

AND:

IRELAND INC., a Nevada corporation having a business address at 2441 West Horizon Ridge Parkway, Suite 100, Henderson, NV 89052

(the "Optionee")

OF THE SECOND PART

WHEREAS:

A. Pursuant to a letter agreement (the "Red Mountain Letter Agreement") dated March 15, 2007 between the Optionor and Nanominerals Corp. ("Nanominerals"), , the Optionor granted to Nanominerals an option to acquire certain rights to those mineral claims set out in Schedule B to this Agreement (the "Original Red Mountain Claims");

B. Nanominerals transferred and assigned to the Optionee all of its rights and obligations under the Red Mountain Letter Agreement, which transfer and assignment was consented to in writing by RMM;

C. The Optionee has earned a 30.6% undivided interest in the Original Red Mountain Claims under the terms of the Red Mountain Letter Agreement; and

D. It is the intention of the Optionor and the Optionee that this Agreement supercede and replace the Red Mountain Letter Agreement,

THIS AGREEMENT WITNESSES THAT in consideration of the premises, and the covenants, agreements, representations, warranties and payments set out and provided for herein, the parties hereto covenant and agree with each other as follows:

1. Definitions and Interpretation

1.1 Unless otherwise specifically provided for in this Agreement, capitalized terms shall have the meaning ascribed to them in Schedule A to this Agreement.

2. Acknowledgment of Earned Interest and Assignment of Interest in Additional Red Mountain Claims.

2.1 The Optionor acknowledges and agrees to and with the Optionee that the Optionee is the beneficial owner of a 30.6% undivided interest in and to the Original Red Mountain Claims free and clear of all charges, encumbrances and claims.

2.2 In consideration for the Optionee's agreement to enter into this Agreement and be bound by the terms and conditions set out in this Agreement, the Optionor agrees to transfer and assign to the

Optionee a 30.6% undivided interest in and to the Additional Red Mountain Claims, free and clear of all charges, encumbrances and claims.

2.3 At the request of the Optionee, the Optionor agrees to deliver to the Optionee duly executed transfers of an undivided 30.6% interest in the Red Mountain Project, together with all such other documents as may be necessary to effect the transfer of an undivided 30.6% interest in the Red Mountain Project to the Optionee. The Optionee shall be entitled to record such transfers or other documents, at its own cost with the appropriate governmental or regulatory offices to effect legal transfer of the same. The Optionee shall also be entitled to record this Agreement or a memorandum in respect of this agreement (which the Optionor hereby agrees to execute at the request of the Optionee) with the appropriate governmental or regulatory offices to give public notice as to the existence of this Agreement.

3. **Property Maintenance Fees and Ownership Earn In.**

3.1 To maintain the Buyout Option in force the Optionee shall be required to:

(a) Pay to the Optionor the sum of $8,000 per month during the period beginning on July 1, 2011 and ending on the earlier of the date that the Optionee has fully exercised its Buyout Option and December 31, 2016. It being understood by the parties that, upon exercise of the Buyout Option, the Optionee shall no longer be required to pay the Monthly Payment.; and

(b) Incurring total Expenditures of up to $600,000 on the Red Mountain Project on or before December 31, 2016.

3.2 For each $2,000.00 dollars incurred or spent by the Optionee in respect of the Red Mountain Expenditures (which amounts include amounts paid by the Optionee for exploration and development, property maintenance fees and state and. federal claim maintenance fees), the Optionee shall earn a 0.1% interest in the Red Mountain Claims, up to a maximum of an additional 29.4% interest, free and clear of all charges, encumbrances and claims.

4. **Grant and Exercise of Buyout Option**

4.1 The Optionor hereby grants to the Optionee the sole and exclusive right and option (the "Buyout Option") during the Option Period to acquire all of the Optionor's right, title and interest in and to the Red Mountain Project, including, but not limited to, any portion of the Partial Interest in respect of which the Partial Option remains unexercised, free and clear of all charges, encumbrances and claims.

4.2 To exercise the Buyout Option, the Optionee shall provide written notice (an "Exercise Notice") to the Optionor of its intention to so exercise the Buyout Option (which notice shall be deemed to have been delivered to the Optionor as set out in Section 17.1), and shall, within 10 business days after the date of the Exercise Notice:

(a) Pay to the Optionor the sum of $200,000; and

(b) Issue to the Optionor that number of Optionee Shares that is equal to the number obtained by:

(i) If the Buyout Option is exercised on or before March 31, 2012, dividing $2,800,000 by the average VWAP for the Optionee Shares during the 20 Trading Days immediately prior to the date of the Exercise Notice, or

(ii) If the Buyout Option is exercised after March 31, 2012 but before the end of the Option Period, dividing $3,800,000 by the average VWAP for the Optionee Shares during the 20 Trading Days immediately prior to the date of the Exercise Notice.

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4.3 With respect to the Optionee Shares to be issued by the Optionee to the Optionor upon exercise by the Optionee of the Buyout Option, the Optionor represents, warrants, acknowledges and agrees as follows:

(a) The Optionor is an "accredited investor" as that term is defined in Rule 501 of Regulation D, a copy of which is attached to this Agreement as Schedule D, and the Optionor agrees to use its best efforts to continue to meet the definition of an accredited investor throughout the Option Period.

(b) The Optionor acknowledges and agrees that the Option Shares to be issued by the Optionee on exercise of the Buyout Option are being offered, and will be sold, to the Optionor pursuant to the exemptions from the registration requirements of the Securities Act provided by Rule 506 of Regulation D based upon the representations and warranties of the Optionor provided herein and that such Optionee Shares will be "restricted securities" within the meaning set out in the Securities Act and the rules and regulations promulgated thereunder.

(c) The Optionor acknowledges and agrees that all certificates representing the Optionee Shares to be issued by the Optionee on exercise of the Buyout Option will be endorsed with restrictive legends substantially similar to the following, together with such other legends as the Optionee may, in its sole discretion, deem advisable to ensure compliance with the Securities Act or any other applicable laws or regulations:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

(d) The Optionor agrees not to reoffer, resell, transfer or otherwise dispose of the Optionee Shares issued by the Optionee on exercise of the Buyout Option unless such reoffer, resale, transfer or other disposition is made pursuant to an effective registration under the the Securities Act and any applicable state securities laws, or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws, and that the Optionee may refuse to register any transfer of the Optionee Shares not so made.

(e) The Optionor understands and acknowledges that an investment in the Optionee is highly speculative, and involves a high degree of risk as the Optionee is in the early stages of developing its business, and that only subscribers who can afford the loss of their entire investment should consider investing in the Optionee. The Optionor is an investor in securities of businesses in the development stage and acknowledges that the Optionor is able to fend for himself/herself/itself, can bear the economic risk of the Optionor's investment, and has such knowledge and experience in financial or business matters such that the Optionor is capable of evaluating the merits and risks of an investment in the Optionee's securities as contemplated in this Agreement.

(f) The Optionor was not organized for the purpose of acquiring the Optionee Shares.

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(g) The Optionor has had full opportunity to review the Optionee's periodic filings with the SEC pursuant to the Exchange Act, including, but not limited to, the Optionee's annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Optionee. The Optionor has had full opportunity to ask questions and receive answers from the Optionee regarding this information, and to review and discuss this information with the Optionor's legal and financial advisors. The Optionor believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Optionee Shares and that the Optionor has had full opportunity to discuss this information with the Optionor's legal and financial advisors prior to executing this Agreement.

(h) The Optionee Shares will be acquired by the Optionor for investment for the Optionor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Optionor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Optionor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Optionee Shares.

(i) The Optionor is not aware of any advertisement or general solicitation regarding the offer or sale of the Optionee Shares.

5. Registration and Documentation Regarding Optioned Interest

5.1 Upon the exercise of the Partial Option or the Buyout Option by the Optionee, the Optionor shall, at the request of the Optionee, forthwith deliver to the Optionee duly executed transfers of the appropriate interests in the Red Mountain Project which shall have been acquired by the Optionee upon such exercise. The Optionee shall, at its own cost, have the right to record such documents, transfers or agreements as it deems necessary or desirable to record its interest in the Red Mountain Project or to provide notice of its rights under this Agreement, and the Optionor agrees, at the request and cost of the Optionee, to take such reasonable steps as may be necessary or desirable (in the opinion of the Optionee) to assist the Optionee in exercising these rights.

6. Representations and Warranties of the Optionor

6.1 The Optionor represents, warrants and covenants to and with the Optionee as follows:

(a) The Optionor is legally entitled to hold the Red Mountain Project and the Property Rights and will remain so entitled until the Optioned Interest has been duly transferred to the Optionee as contemplated in this Agreement;

(b) The Optionor is, and at the time of each transfer to the Optionee of an interest in the Red Mountain Project pursuant to the exercise of the Partial Option or the Buyout Option, the Optionor will be, the beneficial owner of all of the mineral claims comprising the Red Mountain Project, free and clear of all liens, charges, and claims of others, and no taxes or rentals are or will be due in respect of any of the mineral claims comprising the Red Mountain Project, subject only to the rights and interests of the Optionee as described in this Agreement;

(c) With respect to those parts of the Red Mountain Project that the Optionor owns in fee simple, if any, the Optionor is in exclusive possession of and owns such parts free and clear of all liens, charges, encumbrances and claims of others (other than the rights of the Optionee as described in this Agreement);

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(d) With respect to those parts of the Red Mountain Project that the Optionor owns an interest pursuant to leases or other contracts or agreements: (i) the Optionor is in exclusive possession of such properties (other than the rights of the Optionor as described in this Agreement); (ii) the Optionor has not received any notice of default of any of the terms or provisions of such leases or other contracts or agreements; (iii) the Optionor has the authority under such leases or other contracts or agreements to fully perform its obligations under this Agreement; (iv) to the Optionor's knowledge, such leases and other contracts or agreements are valid and in good standing; (v) the Optionor has no knowledge of any act or omission or any condition on the Red Mountain Project which could be considered or construed as a default under any such lease or other contract or agreement; and (vi) to the best of the Optionor's knowledge, after due investigation, those properties making up the Red Mountain Project are free and clear of all liens, charges, encumbrances and claims of others (other than the rights of the Option as described in this Agreement);

(e) The Optionor has delivered or made available to the Optionee all existing data in its possession or control, and true and correct copies of all leases or other contracts relating to the Red Mountain Project;

(f) With respect to any unpatented mining claims and millsites that are included within the Red Mountain Project, subject to the paramount title of the United States: (i) the unpatented mining claims were properly laid out and monumented; (ii) all required location and validation work was properly performed; (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (iv) all assessment work required to hold the unpatented mining claims has been performed and all work required to hold the unpatented mining claims has been performed and all rentals, maintenance fees, taxes and other governmental fees have been paid to maintain the unpatented mining claims in good standing through the year ended September 1, 2011; (v) all affidavits of assessment work, evidence of payment of rentals, maintenance fees, taxes and other governmental fees and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with the appropriate governmental agencies; (vi) the claims are free and clear of all liens, charges, encumbrances and charges of others or defects in title; and (vii) the Optionor has no knowledge of any conflicting mining claims;

(g) There are not any adverse claims or challenges against or to the ownership of or title to any of the mineral claims comprising the Red Mountain Project, nor to the knowledge of the Optionor is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Red Mountain Project or any portion thereof, and no person other than the Optionor and the Optionee, pursuant to the provisions hereof, has any royalty or other interest whatsoever in production from any of the mineral claims comprising the Red Mountain Project.

(h) To the best of the Optionor's knowledge, after due investigation, there are no conditions existing on or with respect to the Red Mountain Project, and the Optionor's ownership of the Red Mountain Project is not, in violation of any applicable laws, including any Environmental Laws, nor causing or permitting any damage, including any Environmental Damage, or impairment to the health, safety or enjoyment of any person at or on the Red Mountain Project or in the general vicinity of the Red Mountain Project;

(i) To the best of the Optionor's knowledge, after due investigation, there have been no past violations by it or any of its predecessors in title of any Environmental Laws or other Laws affecting or pertaining to the Red Mountain Project, nor any past creation of any damage or threatened damage to the air, sole, surface waters, groundwater, flora, fauna or other natural resources on, about or in the general vicinity of the Red Mountain Project (collectively, "Environmental Damage");

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(j) The Optionor has not received inquiry from or notice of a pending investigation from any governmental agency or of any administrative or judicial proceeding concerning the violation of any applicable laws, including Environmental Laws.

(k) The Optionor has been duly incorporated, amalgamated or continued and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation.

(l) The Optionor has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The consummation of the transactions contemplated in this Agreement will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the Articles or the constating documents of the Optionor or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which the Optionor is a party or by which it is bound or to which it or the Red Mountain Project may be subject.

(m) No proceedings are pending for, and the Optionor is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding up of the Optionor or the placing of the Optionor in bankruptcy or subject to any other laws governing the affairs of insolvent corporations.

(n) The Red Mountain Project does not constitute all or substantially all of the property, assets, or undertaking of the Optionor.

6.2 The representations and warranties contained in Section 6.1 are provided for the exclusive benefit of the Optionee, and a breach of any one or more thereof may be waived by the Optionee in whole or in part, at any time, without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution of this Agreement and any transfers, assignments, deeds or further documents respecting the Red Mountain Project.

7. <u>Representations, Warranties and Covenants of the Optionee</u>

7.1 The Optionee represents, warrants and covenants with and to the Optionor as follows:

(a) The Optionee has been duly incorporated, amalgamated or continued and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation;

(b) The Optionee has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The consummation of the transactions contemplated in this Agreement will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the Articles or the constating documents of the Optionee or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which the Optionee is a party or by which it is bound or to which it or the Red Mountain Project may be subject.

(c) No proceedings are pending for, and the Optionee is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding up of the Optionee or the placing of the Optionee in bankruptcy or subject to any other laws governing the affairs of insolvent corporations.

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(d) On exercise of the Option, the Optionee will be lawfully authorized to hold mineral claims and real property under the laws of the jurisdiction in which the Red Mountain Project is situated.

7.2 The representations and warranties contained in Section 7.1 are provided for the exclusive benefit of the Optionor and a breach of any one or more thereof may be waived by the Optionor in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

8. **Right of Entry**

8.1 Throughout the Option Period the directors and officers of the Optionee and its servants, agents and independent contractors, shall have the sole and exclusive right in respect of the Red Mountain Project to:

(a) enter thereon;

(b) have exclusive and quiet possession thereof;

(c) do such prospecting, exploration, development and other mining work thereon and thereunder as the Optionee, in its sole discretion, may deem to be advisable;

(d) bring upon and erect upon the Red Mountain Project such buildings, plant, machinery and equipment as the Optionee, in its sole discretion, may deem advisable; and

(e) remove therefrom and dispose of reasonable quantities of ores, minerals and metals for the purposes of obtaining assays or making other tests.

9. **Obligations of the Optionee During Option Period**

9.1 During the Option Period the Optionee shall:

(a) Maintain in good standing those mineral claims comprising the Red Mountain Project by the doing and filing of assessment work and the making of payments and completing annual filings in the name of Sierra Mineral Management, in lieu thereof, by the payment of taxes and rentals, and the performance of all other actions which may be necessary in that regard and in order to keep such mineral claims free and clear of all liens and other charges arising from the Optionee's activities thereon except those at the time contested in good faith by the Optionee.

(b) Permit the directors, officers, employees and designated consultants of the Optionor, at their own risk and expense, access to the Red Mountain Project at all reasonable times, and the Optionor agrees to indemnify the Optionee against and to save it harmless from all costs, claims, liabilities and expenses that the Optionee may incur or suffer as a result of any injury (including injury causing death) to any director, officer, employee or designated consultant of the Optionor while on the Red Mountain Project.

(c) Do all work on the Red Mountain Project in a good and workmanlike fashion and in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority.

(d) Indemnify and save the Optionor harmless in respect of any and all costs, claims, liabilities and expenses arising out of the Optionee's activities on the Red Mountain Project, but the Optionee shall incur no obligation hereunder in respect of claims arising or damages

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suffered after termination of the Option if upon termination of the Option any workings on or improvements to the Red Mountain Project made by the Optionee are left in a safe condition.

(e) Permit the Optionor, at its own expense, reasonable access to the results of the work done on the Red Mountain Project during the last completed calendar year.

(f) Deliver to the Optionor, forthwith upon receipt thereof, copies of all reports, maps, assay results and other technical data compiled by or prepared at the direction of the Optionee with respect to the Red Mountain Project.

10. Termination of Option

10.1 This Agreement shall terminate:

(a) upon the Optionee defaulting on its obligations under this Agreement where such default has not been cured by the Optionee in the manner provided for in Section 16.1 and the Optionor has provided written notice of such termination as provided for in Section 16.2; or

(b) at any other time, by the Optionee giving written notice of such termination to the Optionor.

10.2 Upon termination of this Agreement, the Optionee shall:

(a) leave in good standing those mineral claims comprising the Red Mountain Project for a period of at least 12 months from the end of the Option Period; and

(b) within 90 days after the end of the Option Period, deliver or make available at no cost to the Optionor, all drill core, copies of all reports, maps, assay results and other relevant technical data compiled by, prepared at the direction of, or in the possession of the Optionee with respect to the Red Moountain Project and not theretofore furnished to the Optionor.

10.3 Notwithstanding a termination of this Agreement as provided for in Section 10.1, the Optionee shall have the right, within a period of 180 days following the end of the Option Period, to remove from the Red Mountain Project all buildings, plant, equipment, machinery, tools, appliances and supplies which have been brought upon the Red Mountain Project by or on behalf of the Optionee, and any such property not removed within such 180 day period shall thereafter become the property of the Optionor.

10.4 A termination of this Agreement as provided for above shall not, in any way, affect the rights of the Optionee with respect to any partial interest in the Red Mountain Project acquired prior to the date of such termination.

11. Transfers of Optionor or Optionee Interest

11.1 The Optionee may at any time either during the Option Period or thereafter, sell, transfer or otherwise dispose of all or any portion of its interest in and to the Red Mountain Project and this Agreement provided that any purchaser, grantee or transferee of any such interest shall have first delivered to the Optionor its agreement relating to this Agreement and to the Red Mountain Project, containing:

(a) a covenant to perform all the obligations of the Optionee to be performed under this Agreement in respect of the interest to be acquired by it from the Optionee to the same extent as if this Agreement had been originally executed by such purchaser, grantee or transferee; and

(b) a provision subjecting any further sale, transfer or other disposition of such interest in the Red Mountain Project and this Agreement or any portion thereof to the restrictions contained in this Section 11.1.

11.2 No assignment by the Optionee of any interest less than its entire interest in this Agreement and in the Red Mountain Project shall, as between the Optionee and the Optionor, discharge the Optionee from any of its obligations hereunder, but upon the transfer by the Optionee of the entire interest at the time held by it in this Agreement, whether to one or more transferees and whether in one or in a number of successive transfers, the Optionee shall be deemed to be discharged from all obligations hereunder save and except for the fulfilment of contractual commitments accrued due prior to the date on which the Optionee shall have no further interest in this Agreement.

11.3 If the Optionor should receive a bona fide offer from a Proposed Purchaser to purchase all or a part of its interest in the Red Mountain Project, which offer the Optionor desires to accept, or if the Optionor wishes to sell all or a part of its interest in the Red Mountain Project to a Proposed Purchaser:

(a) The Optionor shall first offer (the "Offer") such interest in writing to the Optionee upon terms no less favourable to the Optionee than those offered by the Proposed Purchaser or intended to be offered by the Optionor to the Proposed Purchaser, as the case may be.

(b) The Offer shall specify the price, terms and conditions of the proposed sale to the Proposed Purchaser, and either the name of the Proposed Purchaser or, in the case of an intended offer by the Optionor, the Proposed Purchaser or Proposed Purchasers to whom the Optionor intends to offer its interest. If the offer received by the Optionor, or the offer intended to be made by the Optionor, provides for any consideration payable to the Optionor otherwise than in cash, the Offer shall include a description of such non-cash consideration and the Optionor's good faith estimate of the cash equivalent of the non-cash consideration (the "Optionor Estimate").

(c) If within a period of 60 calendar days after the Optionee's receipt of the Offer (the "Acceptance Deadline"), the Optionee notifies the Optionor in writing that it will accept the Offer (the "Acceptance"), the Optionor shall be bound to sell such interest to the Optionee on the terms and conditions of the Offer, subject to the provisions of this subsection 11.3(c). If the Optionee, acting in good faith, disagrees with the Optionor Estimate, if any, the Optionee shall state in the Acceptance the Optionee's disagreement with such estimate and the Optionee shall specify in the Acceptance the Optionee's good faith estimate of the cash equivalent of the non-cash consideration (the "Optionee Estimate"), and the resulting total purchase price. Upon delivery of the Acceptance by the Optionee to the Optionor:

(i) The Acceptance shall be effective and binding upon the Optionor and the Optionee.

(ii) Within 10 business days after the delivery of Acceptance, the Optionee shall pay the total purchase price to the Optionor as set out in the Acceptance (which amount shall, in the case of the Optionee's disagreement with the Optionor Estimate, the cash equivalent set out in the Optionee Estimate, or if there is no disagreement, the cash equivalent as set out in the Optionor Estimate), which payment shall be made against receipt of an absolute transfer of clear and unencumbered title to the interest of the Optionor being sold.

(iii) If the Acceptance contains notice of the Optionee's disagreement with the Optionor Estimate and the Optionor disagrees with the Optionee Estimate, the cash equivalent of such non-cash consideration shall be determined by binding arbitration, carried out as provided for in this Agreement. Within 60 calendar days after a determination by arbitration as to the cash equivalent of the non-cash consideration

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that is the subject of disagreement, the Optionee shall pay to the Optionor the difference, if any, between the amount paid by the Optionee to the Optionor in respect of such non-cash consideration pursuant to paragraph 11.3(c)(ii) and the cash equivalent of such non-cash consideration as determined by such arbitration.

(d) If the Optionee fails to deliver an Acceptance to the Optionor by the Acceptance Deadline, the Optionor may sell and transfer such interest to the Proposed Purchaser at the price and on the terms and conditions specified in the Offer for a period of 60 calendar days after the Acceptance Deadline (the "Sell Period"), provided that the terms of this Section 11.3 shall again apply to any portion of such interest (including the whole) the sale of which is not completed by the end of the Sell Period.

(e) Any sale hereunder to a Proposed Purchaser shall be conditional upon the Proposed Purchaser delivering a written undertaking to the Optionee, in form and substance satisfactory to the Optionee's counsel, to be bound by the terms and conditions of this Agreement.

12. Surrender of Property Interests Prior to Termination of Agreement

12.1 The Optionee may at any time during the Option Period elect to abandon any one or more of the mineral claims comprised in the Red Mountain Project by giving notice to the Optionor of such intention. Any claims so abandoned shall be in good standing under the laws of the jurisdiction in which they are situate for at least 12 months from the date of abandonment. Upon any such abandonment, the mineral claims so abandoned shall for all purposes of this Agreement cease to form part of the Red Mountain Project and, if title to such claims has been transferred to the Optionee the Optionee shall retransfer such title to the Optionor at the Optionee's expense.

13. Confidential Information

13.1 No information furnished by the Optionee to the Optionor hereunder in respect of the activities carried out on the Red Mountain Project by the Optionee shall be published or disclosed by the Optionor without the prior written consent of the Optionee, but such consent in respect of the reporting of factual data shall not be unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws, regulations or policies.

14. Force Majeure

14.1 If the Optionee is at any time either during the Option Period or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, lock-outs, labour shortages, power shortages, fuel shortages, fires, wars, acts of God, governmental regulations restricting normal operations, shipping delays or any other reason or reasons, other than lack of funds, beyond the control of the Optionee, the time limited for the performance by the Optionee of its obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay, but nothing herein shall discharge the Optionee from its obligations hereunder to maintain the Red Mountain Project in good standing.

14.2 The Optionee shall give prompt notice to the Optionor of each event of force majeure and upon cessation of such event shall furnish to the Optionor with notice to that effect together with particulars of the number of days by which the obligations of the Optionee hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

15. Arbitration

15.1 All questions or matters in dispute under this Agreement shall be submitted to arbitration pursuant to the terms hereof.

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15.2 It shall be a condition precedent to the right of any party to submit any matter to arbitration pursuant to the provisions hereof, that any party intending to refer any matter to arbitration shall have given not less than 10 days' prior notice of its intention to do so to the other party, together with particulars of the matter in dispute. On the expiration of such 10 days, the party who gave such notice may proceed to refer the dispute to arbitration as provided in paragraph (c).

15.3 The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within 15 days after receiving such notice, either (i) consent to the appointment of such arbitrator which shall then carry out the arbitration; or (ii) appoint an additional arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 30 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for. If the other party fails to appoint an additional arbitrator within 15 days after receiving notice of the appointment of the first arbitrator, the first arbitrator shall be the only arbitrator. If the two arbitrators appointed by the parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of Chapter 38 of the Nevada Revised Statutes (the "Arbitration Act") pertaining to the appointment of arbitrators. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with the provisions of the Arbitration Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Henderson, Nevada, for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under the Arbitration Act or this section. After hearing any evidence and representations that the parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties. The expense of the arbitration shall be paid as specified in the award.

15.4 The parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

16. Default

16.1 If at any time during the Option Period the Optionee is in default of any provision in this Agreement, the Optionor may terminate this Agreement, but only if:

(a) the Optionor shall have first given to the Optionee written notice of default containing particulars of the obligation which the Optionee has not performed, or the warranty breached; and

(b) the Optionee has not, within 45 days following delivery of such notice of default, cured such default or commenced proceedings to cure such default by appropriate payment or performance, the Optionee hereby agreeing that should the Optionee so commence to cure any default it will prosecute the same to completion without undue delay.

16.2 Should the Optionee fail to comply with the provision of subparagraph 16.1(b), the Optionor may thereafter terminate this Agreement by giving written notice thereof to the Optionee.

17. Notices

17.1 All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

M. H.
7/20/11

If to the Optionor:

Sierra Mineral Management, DBA
Red Mountain Mining
P.O. Box 520
Clarkdale, AZ 86324
Telephone: 928.202.3232
Fax: 928.202.3232

With a Copy to:

Margret Hewlett
840 Blackhills Drive
Clarkdale, AZ 86324
Telephone: 928.202.3232
Fax: 928.202.3232

If to the Optionee:

IRELAND INC.
#100 – 2441 West Horizon Ridge Pkwy
Henderson, NV 89052
Attention: Douglas D.G. Birnie, President
Telephone: (702) 932-0353
Fax: (702) 932-0338

With a Copy to:

O'NEILL LAW GROUP PLLC
Suite 1010, 435 Martin Street
Blaine, WA 98230
Attention: Christian I. Cu
Telephone: (360) 332-3300
Fax: (360) 332-2291

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch, and (d) in the case of mailing, on the fifth business day following mailing.

18. Termination of Prior Agreements

18.1 This Agreement, and the exhibits, schedules attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto, including, but not limited to, the Red Mountain Letter Agreement. Any preceding agreements, correspondence or offers are expressly superseded and terminated by this Agreement, including, but not limited to, the Red Mountain Letter Agreement. This Agreement may be supplemented, altered, amended, modified or revoked by writing only, signed by each of the parties hereto.

19. General Provisions

M. H. 7/20/11

19.1 This Agreement has been prepared by O'Neill Law Group PLLC solely in its capacity as legal counsel for the Optionee, and the Optionor acknowledges and agrees that it has been advised to seek separate and independent legal advice with respect to the matters contained in this Agreement, and has been given full opportunity to obtain such separate and independent legal advice.

19.2 Time shall be of the essence of this Agreement.

19.3 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

19.4 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

19.5 This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

19.6 The parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance and do such further and other acts which may be reasonably necessary or advisable to carry out the full intent of this Agreement or to record wherever appropriate the respective interest of the parties in the Red Mountain Project as those interests may exist from time to time.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date of this Agreement.

SIERRA MINERAL MANAGEMENT INC.
also doing business as **RED MOUNTAIN MINING**
by its authorized signatory:

Margaret Hewlett
Signature of Authorized Signatory

MARGARET HEWLETT
Name of Authorized Signatory

PRESIDENT
Position of Authorized Signatory

IRELAND INC.
a Nevada corporation by its
authorized signatory:

[signature]
Signature of Authorized Signatory

Douglas Birnie
Name of Authorized Signatory

President
Position of Authorized Signatory

SCHEDULE A

DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

(a) "Acceptance" shall have the meaning set out in Subsection 11.3(c).

(b) "Acceptance Deadline" shall have the meaning set out in Subsection 11.3(c).

(c) "Additional Red Mountain Claims" means those mineral claims comprising the Red Mountain Project that are set out in Schedule C hereto.

(d) "Buyout Option" shall have the meaning set out in Section 4.1.

(e) "Environmental Damage" shall have the meaning set out in Subsection 6.1(l).

(f) "Environmental Laws" shall mean all applicable federal, state and local laws, statutes, rules, codes, ordinances, regulations, certificates, judgments, decrees, injunctions, writs, orders, directives, interpretations, licenses, permits and other authorizations of any governmental authority dealing with the protection of the environment, including the Clean Air Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Toxic Substances Control Act, the Hazardous & Solid Waste Amendments Act of 1984, the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, the Oil Pollution Act of 1990, the Federal Water Pollution Control Act, as amended by the Clean Water Act, and any state laws implementing or substantially equivalent to the foregoing laws, in each case as the same may be amended from time to time.

(g) "Exercise Notice" shall have the meaning set out in Section 4.2.

(h) "Expenditures" means the sum of:

(i) All costs of acquisition or maintenance of the Red Mountain Project and any mineral claims forming part thereof, all expenditures on the exploration or development of the Red Mountain Project, and all other costs and expenses of any kind whatsoever, including those of a capital nature, in each case as incurred or chargeable by the Optione in respect of the Red Mountain Project; and

(ii) All payments made by the Optionee to the Optionor in respect of the Monthly Payments.

(i) "Offer" shall have the meaning set out in Subsection 11.3(a).

(j) "Option Period" means the period beginning on the date of this Agreement and ending on the earliest to occur of (i) December 31, 2016, (ii) the date that the Optionee exercises the Buyout Option, and (iii) the date of termination of this Agreement pursuant to Sections 10.1 through 10.4.

(k) "Optionee Estimate" shall have the meaning set out in Subsection 11.3(c).

(l) "Optionee Shares" means shares of the Optionee's common stock.

(m) "Optionor Estimate" shall have the meaning set out in Subsection 11.3(b).

(n) "Original Red Mountain Claims" means those mineral claims comprising the Red Mountain Project that were subject to the Red Mountain Letter Agreement and which are set out in Schedule B hereto.

(o) "Partial Interest" shall have the meaning set out in Section 1.1.

M. Zh.
7/20/11

(p) "Partial Option" shall have the meaning set out in Section 1.1.

(q) "Property Rights" means all licenses, permits, easements, rights of way, certificates and other approvals obtained by either of the parties either before or after the date of this Agreement and necessary for the exploration of the Red Mountain Project.

(r) "Proposed Purchaser" means an independent third party dealing at arms length with the Optionor that either (i) has delivered to the Optionor a bona fide offer to purchase all or part of the Optionor's interest in the Red Mountain Project; or (ii) to whom the Optionor wishes to sell all or part of the Optionor's interest in the Red Mountain Project.

(s) shall have the meaning set out in Section 11.3.

(t) "Red Mountain Project" means the Original Red Mountain Claims and the Additional Red Mountain Claims, collectively, including any replacement or successor claims, and all mining leases and other mining interests derived from such claims, and the lands and premises subject thereto. Any reference in this Agreement to any mining claim comprising the Red Mountain Project includes any mineral leases or other interests into which such mineral claim have been converted.

(u) "Regulation D" means Regulation D of the Securities Act, as amended.

(v) "Securities Act" means the United States Securities Act of 1933, as amended.

(w) "Trading Day" means any day on which the principal exchange or market on which the Optionee Shares trade is open.

(x) "VWAP" means, for any given Trading Day, the number resulting from the following formula:

$$\frac{\sum_n P_n \times Q_n}{\sum_n Q_n}$$

where: n = each individual trade made during the particular Trading Day on the principal exchange or market on which the Common Stock trades,

P = the price at which trade n is made, and

Q = the number of shares traded in trade n.

M. H.
7/21/11

SCHEDULE B

ORIGINAL RED MOUNTAIN CLAIMS

Serial No	Case Type	Claim Name/Number	Legal Desc MTRS	Subdiv	Loc Date	Last Assmt-Yr
CAMC263662	PLACER CLAIM	RM #02	21 0300S 0420E 029	NW	6/16/1994	2011
CAMC263663	PLACER CLAIM	RM #03	21 0300S 0420E 029	SW	6/16/1994	2011
CAMC263664	PLACER CLAIM	RM #04	21 0300S 0420E 029	SE	6/16/1994	2011
CAMC263682	PLACER CLAIM	RM #05	21 0300S 0420E 020	NE	6/15/1994	2011
CAMC263683	PLACER CLAIM	RM #10	21 0300S 0420E 020	SW	6/15/1994	2011
CAMC263686	PLACER CLAIM	RM #42	21 0300S 0410E 011	SE	6/18/1994	2011

CAMC263687	PLACER CLAIM	RM #43	21 0300S 0410E 013	NW	6/18/1994	2011
CAMC263688	PLACER CLAIM	RM #44	21 0300S 0410E 013	NE	6/18/1994	2011
CAMC263689	PLACER CLAIM	RM #45	21 0300S 0410E 014	NE	6/18/1994	2011
CAMC263691	PLACER CLAIM	RM #52	21 0300S 0410E 014	SE	6/18/1994	2011
CAMC263692	PLACER CLAIM	RM #53	21 0300S 0410E 013	SW	6/18/1994	2011
CAMC263693	PLACER CLAIM	RM #54	21 0300S 0410E 030	SW	6/19/1994	2011
CAMC263694	PLACER CLAIM	RM #55	21 0300S 0410E 030	SE	6/19/1994	2011

CAMC263695	PLACER CLAIM	RM #56	21 0300S 0410E 029	SW	6/18/1994	2011
CAMC263696	PLACER CLAIM	RM #57	21 0300S 0410E 029	SE	6/18/1994	2011
CAMC263697	PLACER CLAIM	RM #58	21 0300S 0410E 029	NE	6/18/1994	2011
CAMC263668	PLACER CLAIM	RM #59	21 0300S 0410E 028	SW	6/17/1994	2011
CAMC263669	PLACER CLAIM	RM #60	21 0300S 0410E 028	SE	6/17/1994	2011
CAMC263670	PLACER CLAIM	RM #61	21 0300S 0410E 027	SW	6/17/1994	2011

CAMC263671	PLACER CLAIM	RM #62	21 0300S 0410E 027	SE	6/17/1994	2011
CAMC263676	PLACER CLAIM	RM #71	21 0300S 0410E 026	SE	6/16/1994	2011
CAMC263677	PLACER CLAIM	RM #72	21 0300S 0410E 026	SW	6/16/1994	2011
CAMC263701	PLACER CLAIM	RM #95	21 0300S 0420E 018	SE	5/1/1996	2011
CAMC263702	PLACER CLAIM	RM #96	21 0300S 0420E 018	NE	5/1/1996	2011
CAMC263703	PLACER CLAIM	RM #97	21 0300S 0420E 018	NW	5/1/1996	2011
CAMC263704	PLACER CLAIM	RM #98	21 0300S 0420E 020	NW	9/1/1996	2011

CAMC263705	PLACER CLAIM	RM #99	21 0300S 0420E 020	NW	9/1/1996	2011
CAMC263869	PLACER CLAIM	RM #01	21 0300S 0420E 029	SW	9/1/1996	2011
CAMC270221	PLACER CLAIM	RM NO 119	21 0300S 0410E 019	NW	9/1/1996	2011
CAMC270222	PLACER CLAIM	RM NO 180	21 0300S 0410E 018	NW	9/1/1996	2011
CAMC270223	PLACER CLAIM	RM NO 181	21 0300S 0410E 018	SW	9/1/1996	2011
CAMC265891	PLACER CLAIM	MOJAVE #5	21 0300S 0410E 012	SW	4/17/1995	2011

CAMC265893	PLACER CLAIM	MOJAVE #7	21 0300S 0410E 014	SW	4/17/1995	2011
CAMC265896	PLACER CLAIM	ALMOND #1	21 0300S 0410E 014	NW	4/18/1995	2011
CAMC269418	PLACER CLAIM	RRM #17	21 0300S 0410E 017	SE	5/1/1996	2011
CAMC269419	PLACER CLAIM	RRM #20	21 0300S 0410E 020	NE	5/1/1996	2011
CAMC269420	PLACER CLAIM	RRM #21	21 0300S 0410E 021	NW	5/1/1996	2011
CAMC255072	PLACER CLAIM	CLS # 11	21 0300S 0420E 022	NW	5/12/1992	2011

CAMC255079	PLACER CLAIM	CLS # 14	21 0300S 0420E 022	SW	5/11/1992	2011
CAMC255074	PLACER CLAIM	CLS # 26	21 0300S 0420E 028	NW	5/11/1992	2011
CAMC255075	PLACER CLAIM	CLS # 27	21 0300S 0420E 028	NE	5/11/1992	2011
CAMC255077	PLACER CLAIM	CLS # 43	21 0300S 0420E 028	SW	5/11/1992	2011
CAMC255078	PLACER CLAIM	CLS # 44	21 0300S 0420E 028	SE	5/12/1992	2011
CAMC255080	PLACER CLAIM	CLS # 49	21 0300S 0420E 033	NW	5/12/1992	2011
CAMC255081	PLACER CLAIM	CLS # 50	21 0300S 0420E 033	NE	5/12/1992	2011

CAMC45915	PLACER CLAIM	ORPHAN GIRL	21 0300S 0400E 012	NW	10/8/1971	2011
CAMC45916	PLACER CLAIM	BLUE BIRD	21 0300S 0400E 012	NW	10/8/1971	2011
CAMC45917	PLACER CLAIM	JASPER #1	21 0300S 0400E 012	NW SW	10/8/1971	2011
CAMC45918	PLACER CLAIM	JASPER #2	21 0300S 0400E 012	NW SW	10/8/1971	2011
CAMC45919	PLACER CLAIM	GOLD SEAL	21 0300S 0400E 012	NW SW	10/8/1971	2011
CAMC45930	PLACER CLAIM	FLY SPEC 1A	21 0290S 0380E 030	NW	5/11/1971	2011
CAMC45928	PLACER CLAIM	FLY SPEC 1B	21 0290S 0380E 030	NW	5/11/1971	2011
CAMC45935	PLACER CLAIM	FLY SPEC 1C	21 0290S 0380E 030	NW	5/11/1971	2011
CAMC45933	PLACER CLAIM	FLY SPEC 1D	21 0290S 0380E 030	NE	5/11/1971	2011
CAMC45925	PLACER CLAIM	FLY SPEC 2A	21 0290S 0380E 030	NE	5/11/1971	2011
CAMC45924	PLACER CLAIM	FLY SPEC 2B	21 0290S 0380E 030	NE	5/11/1971	2011
CAMC45923	PLACER CLAIM	FLY SPEC 2C	21 0290S 0380E 030	NE	5/11/1971	2011
CAMC213883	MILLSITE CLAIM	DRIFTERS PLACE	21 0290S 0390E 014	NE	6/15/1988	2011
CAMC62685	PLACER CLAIM	BOND #1	21 0300S 0410E 012	SE	12/9/1979	2011
CAMC45922	MILLSITE CLAIM	FRED BOND MILLSITE	21 0300S 0410E 012	SE	10/10/1976	2011

SCHEDULE C

ADDITIONAL RED MOUNTAIN CLAIMS

CAMC293998	PLACER CLAIM	ATOLIA # 01	21 0300S 0410E 032	NW	10/28/2008	2011
CAMC293999	PLACER CLAIM	ATOLIA # 02	21 0300S 0410E 032	NE	10/28/2008	2011
CAMC294000	PLACER CLAIM	ATOLIA # 03	21 0300S 0410E 034	NW	10/28/2008	2011
CAMC294001	PLACER CLAIM	ATOLIA # 04	21 0300S 0410E 034	NE	10/28/2008	2011
CAMC294002	PLACER CLAIM	ATOLIA # 05	21 0300S 0410E 027	NE	10/28/2008	2011
CAMC294003	PLACER CLAIM	ATOLIA # 06	21 0300S 0410E 027	NW	10/28/2008	2011

CAMC294004	PLACER CLAIM	ATOLIA # 07	21 0300S 0410E 024	NW	10/28/2008	2011
CAMC294005	PLACER CLAIM	ATOLIA # 08	21 0300S 0410E 024	NE	10/28/2008	2011
CAMC294006	PLACER CLAIM	ATOLIA # 09	21 0300S 0410E 025	NW	10/28/2008	2011
CAMC294007	PLACER CLAIM	ATOLIA # 10	21 0300S 0410E 025	NE	10/28/2008	2011
CAMC294008	PLACER CLAIM	ATOLIA # 11	21 0300S 0410E 025	SW	10/28/2008	2011
CAMC294009	PLACER CLAIM	ATOLIA # 12	21 0300S 0410E 025	SE	10/28/2008	2011
CAMC294010	PLACER CLAIM	ATOLIA # 13	21 0300S 0410E 030	NW	10/28/2008	2011

CAMC294011	PLACER CLAIM	ATOLIA # 14	21 0300S 0420E 030	SW	10/6/2008	2011
CAMC294012	PLACER CLAIM	ATOLIA # 15	21 0300S 0420E 030	SE	10/6/2008	2011
CAMC294013	PLACER CLAIM	ATOLIA # 16	21 0300S 0420E 032	NE	10/6/2008	2011
CAMC294014	PLACER CLAIM	ATOLIA # 17	21 0300S 0420E 032	SW	10/6/2008	2011
CAMC294015	PLACER CLAIM	ATOLIA # 18	21 0300S 0420E 032	SE	10/6/2008	2011
CAMC294016	PLACER CLAIM	ATOLIA # 19	21 0310S 0420E 004	NW	10/6/2008	2011

CAMC294017	PLACER CLAIM	ATOLIA # 20	21 0310S 0420E 004	NE	10/6/2008	2011
CAMC294018	PLACER CLAIM	ATOLIA # 21	21 0310S 0420E 004	SW	10/6/2008	2011
CAMC294019	PLACER CLAIM	ATOLIA # 22	21 0310S 0420E 004	SE	11/4/2008	2011
CAMC294020	PLACER CLAIM	ATOLIA # 23	21 0300S 0420E 010	NW	11/4/2008	2011
CAMC294021	PLACER CLAIM	ATOLIA # 24	21 0300S 0420E 010	NE	11/4/2008	2011
CAMC294022	PLACER CLAIM	ATOLIA # 25	21 0300S 0420E 010	SW	11/4/2008	2011
CAMC294023	PLACER CLAIM	ATOLIA # 26	21 0300S 0420E 010	SE	11/4/2008	2011

CAMC294024	PLACER CLAIM	ATOLIA # 27	21 0300S 0420E 014	NW	11/4/2008	2011
CAMC294025	PLACER CLAIM	ATOLIA # 28	21 0300S 0420E 014	SW	11/4/2008	2011
CAMC294026	PLACER CLAIM	ATOLIA # 29	21 0300S 0420E 022	NE	11/4/2008	2011
CAMC294027	PLACER CLAIM	ATOLIA # 30	21 0300S 0420E 022	SE	10/14/2008	2011
CAMC294028	PLACER CLAIM	ATOLIA # 31	21 0300S 0420E 023	NW	10/14/2008	2011
CAMC294029	PLACER CLAIM	ATOLIA # 32	21 0300S 0420E 023	SW	10/14/2008	2011

CAMC294030	PLACER CLAIM	ATOLIA # 33	21 0300S 0420E 027	NW	10/14/2008	2011
CAMC294031	PLACER CLAIM	ATOLIA # 34	21 0300S 0420E 027	NE	10/14/2008	2011
CAMC294032	PLACER CLAIM	ATOLIA # 35	21 0300S 0420E 027	SW	10/14/2008	2011
CAMC294033	PLACER CLAIM	ATOLIA # 36	21 0300S 0420E 027	SE	10/14/2008	2011
CAMC294034	PLACER CLAIM	ATOLIA # 37	21 0300S 0420E 034	NW	10/14/2008	2011
CAMC294035	PLACER CLAIM	ATOLIA # 38	21 0300S 0420E 034	NE	10/14/2008	2011

CAMC294036	PLACER CLAIM	ATOLIA # 39	21 0300S 0420E 034	SW	10/14/2008	2011
CAMC294037	PLACER CLAIM	ATOLIA # 40	21 0300S 0420E 034	SE	10/14/2008	2011